Operating Company CEO Call April 27, 2026

Disclaimer 2 The material that follows is a presentation ("Presentation") of information about Innventure, Inc. and its subsidiaries (together referred to herein as "Innventure," the "Company," "us," "our," or "we") as of the date of this presentation. The Presentation does not purport to contain all information that may be required or desired by a party interested in investigating the Company, its business or prospects, and it shall not be deemed to be a complete description of the state of affairs of the Company historically, at its stated date or in the future. None of the Company or any of its respective affiliates, officers, directors, employees, representatives or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a written definitive agreement. This Presentation was prepared solely for informational purposes and does not constitute, and is not to be construed as, an offer, or invitation, or solicitation of an offer, to subscribe for or purchase or sell any securities. Likewise, it does not give and should not be treated as giving investment advice, and it has no regard to the specific investment objectives, financial situation or particular needs of any recipient. Neither this Presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever. Caution Regarding Forward-Looking Information This Presentation contains forward-looking statements, including statements regarding the Company’s, its subsidiaries’ or its management's expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the anticipated benefits of the technology that its subsidiaries intend to develop and commercialize, growth and performance expectations, the commercialization of products and services, and long-term goals. Any statements contained herein that are not statements of historical fact are forward-looking statements. Forward-looking statements appear in a number of places in this Presentation. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "might," "outlook," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on the current expectations and beliefs of the management of the Company in light of factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the SEC by the Company, and the following: • expectations regarding the Company’s and its subsidiaries’ strategies and future financial performance, including their future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and their ability to invest in growth initiatives;

Disclaimer (cont.) 3 • operational risks related to the Company’s subsidiaries that have limited or no operating history; • the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; • the Company’s and its subsidiaries’ future capital requirements and ability to obtain sufficient funding for operations and future growth and to continue as a going concern; • developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; • the risk that the technology solutions that the Company’s subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; • the ability of the Company and its subsidiaries to successfully commercialize technology solutions in a timely and cost-effective manner or at all; • the ability of the Company’s subsidiaries to scale their operations; • the ability of the Company and its subsidiaries to establish substantial commercial sales of its products; • the risk that the launch of new companies distracts the Company’s management from its other subsidiaries and their operations; • the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; • the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights, and to avoid or resolve in a timely and cost-effective manner any disputes that may arise from time to time relating to their use of intellectual property; • the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; • the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities, which may make it difficult to operate or to execute its growth plans; • limited liquidity and trading of the Company’s securities; • the ability of the Company and its subsidiaries to meet, and continue to meet, applicable regulatory requirements related their businesses; • the outcome of any legal or regulatory proceedings to which the Company may become a party; • geopolitical risk and changes in applicable laws or regulations; and • the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors.

Disclaimer (cont.) 4 Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward- looking statements. All subsequent written and oral forward-looking statements concerning the Company and the Innventure Companies or other matters addressed in this Presentation and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Risk Factors The risks discussed and identified in the public filings made or to be made with the SEC by the Company and those outlined above are certain of the general risks related to the business of the Company and its subsidiaries, and such list is not exhaustive. The occurrence of one or more of the events or circumstances identified as risk factors, alone or in combination with other events or circumstances, may have a material adverse effect on the business, cash flow, financial condition and results of operations of the Company and its subsidiaries. The Company may face additional risks and uncertainties that are not currently known, or that are currently deemed immaterial, which may also impair the Company’s and its subsidiaries business, prospects, financial condition or operating results. Potential investors are encouraged to perform their own investigation with respect to the business, prospects, financial condition and operating results of the Company and its subsidiaries. Market and Industry Data Certain market, industry and other data used herein have been obtained or derived from third-party sources and publications as well as from research reports prepared for other purposes. Although the information from these third-party sources is believed to be reliable, none of the Company or its management has independently verified the data obtained from these sources, and no assurances can be made regarding the accuracy or completeness of such data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained herein. Trademarks In addition to trademarks, service marks, trade names, copyrights and logos of Innventure and its subsidiaries contained herein, this presentation contains trademarks, service marks, trade names, copyrights and logos of other companies, which are the property of their respective owners. Unless otherwise stated, the use of these other trademarks, service marks, trade names, copyrights and logos herein does not imply an affiliation with, or endorsement of the information contained herein by, the owners of such trademarks, service marks, trade names, copyrights and logos.

Bill Haskell Chief Executive Officer

Today Andy Meyer, Chief Executive Officer Josh Claman, Chief Executive Officer Bill Grieco, Chief Executive Officer Roland Austrup, Chief Growth Officer

Andy Meyer Chief Executive Officer

INVESTOR UPDATE FROM VALIDATION TO COMMERCIAL EXECUTION

From Market Validation to Commercial Execution THEN • Introducing a novel packaging format that shifted the paradigm between rigids and flexibles • Performance expectations and consumer feedback were still being tested across use cases and categories • Sustainability needed to be demonstrated without sacrificing economics or consumer experience • Seven consecutive quarters of revenue • Four anchor customers across distinct end markets of our $400B total addressable market (TAM) • Aveda partnership validating prestige beauty adoption and opening a path to broader commercialization • Manufacturing footprint established in US and EU with capacity expanding regionally TODAY WHY BRANDS ARE ADOPTING • In packaging, the hardest step is commercial acceptance because brands switch when a new format solves multiple problems • AeroFlexx delivers multiple benefits in a single format – enhancing the consumer experience, reducing virgin plastic used, simplifying supply chains, and improving shipping economics within e-commerce IMPACT TO ADDRESSABLE MARKET • AeroFlexx format delivers benefits across all market categories – personal care, household, pet, baby, food and industrial • One customer win can expand from a single SKU into multiple brands, categories and geographies

Commercial Momentum and Market Category Validation AVEDA, PART OF ESTEE LAUDER First prestige beauty brand to globally adopt AeroFlexx, with select best-selling products expected to debut early next year HOUSEHOLD AND PERSONAL CARE Signed multi-brand, multi- million unit agreement with a large EU CPG company INDUSTRIAL Commercialization advancing for package and equipment adoption with U.S. manufacturer with a multi-brand portfolio and established multinational customers FOOD AND BEVERAGE Entry into the largest portion of the addressable market AeroFlexx is being validated across four anchor customers spanning the largest liquid packaging end markets SALES PIPELINEANCHOR CUSTOMER PROOF POINTS Commercial activity is broader and more diversified than at any point in our history Near-term commercial sales pipeline is just under $30M, with approximately one-third in final negotiations Mix of active reorders, launch preparation, and advanced commercial discussions Early market validation is increasingly becoming commercial adoption

Positioned to Scale and Meet Market Demand Execution readiness and market alignment underpin our ability to support broad commercial adoption OPERATIONAL READINESS TO SCALE • Operational focus is on serving demand reliably, at scale, and at the highest quality • Capacity is expanding through installed assets, regional filling deployments, and a strong co-manufacturing footprint • BRCGS, GMP Ohio, and ISCC PLUS certifications strengthen confidence in compliant, scalable packaging programs • Patent protected technology and manufacturing know-how create a differentiated platform difficult to replicate • Capital formation is intended to accelerate growth while reducing future reliance on parent-level funding • Leadership team combines packaging commercialization, global manufacturing execution and scale-up experience MARKET ENVIRONMENT DRIVES DEMAND • Brands are prioritizing lightweighting, circular packaging, mono-material formats, design-for-recyclability materials and traceability features • These trends align directly with the AeroFlexx value proposition and support broader commercial adoption

How to Measure Progress Towards Self-Funding ANCHOR CUSTOMERS MOVE INTO FULL COMMERCIALIZATION SALES PIPELINE PROGRESSION WITH CATEGORY EXPANSIONS GLOBAL MANUFACTURING FOOTPRINT AND REGIONAL DEPLOYMENT CAPITAL FORMATION STRATEGY REDUCING PARENT LEVEL FUNDING Escape velocity for AeroFlexx means repeatable multi-category revenue that is cash flow positive with a capital structure to independently support scaling

Josh Claman Chief Executive Officer

Address 1835-B Kramer Lane Suite 2-180 Austin, TX 78758 Website www.accelsius.com Liquid Cooling Designed for the Mission Critical

Data Center Builds & Liquid Cooling TAM Designed for the Mission CriticalDesigned for the Mission Critical 0 10 20 30 40 50 60 70 80 90 2026 2027 2028 2029 2030 Total Announced Expected Delivered $1,072 $2,585 $3,000 $7,280 $13,230 $18,900 $30,240 0 5000 10000 15000 20000 25000 30000 35000 2024 2025 2026 2027 2028 2029 2030 Data Centers Build (GW) supply vs. announced vs. actual commissioned Liquid Cooling Market ($M) CDUs, server assemblies, and services Sources: Chart data estimated by Accelsius based on review of industry reports: Cushman & Wakefield (https://www.cushmanwakefield.com/en/insights/americas- data-center-update), JLL (https://www.jll.com/en-us/insights/market-dynamics/north-america-data-centers),UBS report

Market Vs. Two-Phase Vs. Accelsius Designed for the Mission CriticalDesigned for the Mission Critical $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2024 2025 2026 2027 2028 2029 2030 $ M LC Market ($M) 2-Phase Market ($M) $30.2B $9.1B Liquid Cooling Market 2-Phase Market $18.9B$13.2B$7.2B$3B$2.5$1B $3.8B$1.3B$510M$150M$25.8M- Sources: Chart data estimated by Accelsius based on review of industry reports: Cushman & Wakefield (https://www.cushmanwakefield.com/en/insights/americas- data-center-update), JLL (https://www.jll.com/en-us/insights/market-dynamics/north-america-data-centers),UBS report

The NeuCool® Difference

Superior Heat Removal

Ability to handle higher heat fluxes, assuring protection for multiple future generations of processors

Lowering Operating Cost

Increased loop efficiency enables higher primary water loop temperatures and more free cooling

Non-Conductive Fluid

Non-conductive fluid to prevent GPU damage, even in the event of a leak

Seamless Serviceability

Superior redundancy and serviceability requires little to no changes in existing servicing protocols

TCO Advantage

Outperforms single-phase water and immersion technologies in cost efficiency

Infrastructure Compatibility

Connects to any DC chilled water primary loop, preserving investments in single-phase systems

ACCELSIUS®
Designed for the Mission Critical

MR250 The industry’s highest capacity 2-phase CDU: our multi-rack 250kW cooling solution. In-row CDU; 48U 800mm wide config. 250 kW cooling capacity for 1-2 racks Performance+ refrigerant Scalable architecture with valves for easy commissioning Designed for the Mission Critical

IR150 A brand-new approach to CDUs: our vertically integrated in-rack 150kW cooling solution. z200 mm pocket inside of an 800 mm wide rack 48U Rack; 42U of available IT space Performance+ refrigerant POCs available Q1 2026 Designed for the Mission Critical

TSR Our Thermal Simulation Rack mimics advanced processors for scalable, cost- effective testing and validation. Showcase on- prem data or validate tech for POCs Compatible with all NeuCool CDUs; 30-250kW of generated load 5kW or 6kW sleds (1U); Sapphire Rapids form- factor TTVs Laptop GUI with simple control and monitoring Labview software Clear-Top Lid Aluminum Lid Designed for the Mission Critical

The Accelsius Team Designed for the Mission Critical Richard Bonner, PhD, Chief Technology Officer Dr. Bonner has over 18 years of industrial experience as a heat transfer researcher and advanced thermal product developer. He is a recognized expert in two-phase cooling and thermal issues as they relate to the energy- water nexus. Robert Wehmeyer, Chief Financial Officer Robert brings expertise in managing financial operations for ultra-high growth manufacturing companies. He has over 25 years of experience and has led finance teams in manufacturing, R&D, operations, services, sales, and marketing. Josh Claman, Chief Executive Officer Josh Claman is a seasoned global executive. His career, tracking the evolution of data center technology, has spanned over 30 years, through which he has overseen transitions to new approaches and architectures. Leadership experience includes companies like Dell, AT&T and NCR. Dino Foderaro, Chief Revenue Officer Dino is an operations executive with diver experience across HR, Finance, product management, sales, and people management and has a background leading highly technical, cross-functional teams in the development and deployment of targeted solutions to meet the ever-changing needs of cutting- edge customers and markets. Matt Cruce, Chief Supply Chain Officer Matt brings expertise in managing complex global supply chains with experience in Dell’s server division where he successfully minimized lead times and ensured parts availability. Prior to Dell, Matt worked at Lockheed Martin. Jeff Taus, Senior VP of Strategic Engineering Jeff brings extensive server systems engineering expertise from Dell. He has 25 years of product leadership experience in enterprise computing, the appliance and automotive industries, telco-focused edge servers, and deploying hyper-scale servers. Liz Cruz, Chief Marketing Officer Liz Cruz is the Chief Marketing Officer at Accelsius, with deep expertise in data center technologies. A former analyst and head of Omdia’s Data Center Research Practice, she brings a sharp focus on positioning and growth strategy. As CMO, she leads efforts to establish Accelsius’ two-phase, direct- to-chip cooling as the top solution for thermal performance and reliability. Designed for the Mission Critical Jackie Oster, Senior Director of People Operations Jackie brings over 15 years of experience in HR and education, leading strategic initiatives that improve talent acquisition, employee engagement, and performance management. Prior to Accelsius, Jackie held roles in business development and human resources, where she developed comprehensive training programs and successfully managed employee relations.

Bill Grieco Chief Executive Officer

Market Opportunity

refinity

Global Plastic Waste

260M tonnes/year to landfill + incineration[1]

$50B+ value destruction annually[2]

Olefins Market

$300B+ (2024) → **$550B+** (2035)[3]

5% CAGR[3] driven by growing global demand

SAF Market

$40B+ market by 2034[4]

Growing at 30-50% CAGR[4]



We aim to commoditize plastic waste, making it a raw material that industries can access alongside crude oil and natural gas.

Our approach starts with converting mixed plastic waste that is currently landfilled to customized circular hydrocarbons, including olefin monomers for the commodity markets and SAF and high-end chemicals for the specialty market.

[1]OECD (2022), *Global Plastics Outlook Economic Drivers, Environmental Impacts and Policy Drivers*, OECD Publishing, Paris, https://www.oecd.org/en/publications/global-plastics-outlook_de747aef-en/full-report.html
[2]Internal estimates based on plastic waste value at ave. $200/tonnes.
[3]TechSci Research. Ethylene: https://www.techsciresearch.com/report/ethylene-market/16839.html, Propylene: https://www.techsciresearch.com/report/propylene-market/14412.html
[4]Fortune Business Insights (2026), *Sustainable Aviation Fuel (SAF) Market Size, Share & Industry Analysis*, https://www.fortunebusinessinsights.com/sustainable-aviation-fuel-saf-market-111563

3 • Tunable, high yield with virtually no byproducts. • Highly controlled temperature and residence time. • High uptimes, scalable, better economics. A Precision Depolymerization Company We are… • Brute force, low tech, low yield with char and tar byproducts. • Poorer temperature control and long residence times. • Significant downtime, difficult separations, challenged economics. A Pyrolysis Company We are not… Refinity DuoZone™ Pyrolysis

Innovating a Scalable End-to-End System Core Fluidized Bed Technology + Direct Integration VTT IP covers direct olefin production and feed to petrochemical steam crackers. Feedstock Filed patent application and licensing IP from a US university to cover cost effective feeding and processing of hard-to-recycle mixed plastics. Reactor Designs Patent applications for novel reactor configurations and process control… Refinity DuoZone™ reactor technology. Downstream Conversion Exclusive license of catalyst from a US national lab for oligomerization of ethylene and propylene to specialty hydrocarbons.

Engineering Underway ü Conceptual designs complete for 10 and 150 kta plants ü Detailed design for 10 kta commercial demo underway ü Site selection underway Strong Backing ü Founded Dec 2024 and funded to-date by Innventure ü Deep technical and commercial collaboration with Dow Technology Validation ü Bench & pilot-scale runs with real plastic wastes ü Dow technical collaboration defining olefin gas spec and plant integration ü Demonstrating mixed light olefin oligomerization to SAF liquids Traction & Achievements

2026-2027 Pilot Operations (1-2.5 kta) • Bench & pilot runs • Feedstock & product validation • Extended runtime Source of Funding: Innventure + Pre-Series A Funding 2027-2028 Commercial Demo (10 kta) • $10M+/yr revenue • Proof point for larger commercial deployments Source of Funding: Series A Equity + Gov’t Funding 2029-2031 Full Commercial (100-150 kta) • $150M+/yr revenue • Scaled platform established Source of Funding: Project Financing Path to Scale

Roland Austrup Chief Growth Officer

8 Q&A